UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (Date of earliest event reported): February 6, 2025
MUELLER WATER PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1200 Abernathy Road N.E.
Suite 1200
Atlanta, Georgia 30328
(Address of Principal Executive Offices)
(770) 206-4200
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MWA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Mueller Water Products, Inc. (the "Company") held its annual meeting of stockholders on February 6, 2025. The stockholders of the Company voted on the following five items:

1.	The election of nine directors to terms ending in 2026.
2.	An advisory resolution on the compensation of the Company’s named executive officers.
3.	The amendment and restatement of the Company’s 2006 Employee Stock Purchase Plan.
4.	The amendment and restatement of the Company’s 2006 Stock Incentive Plan.
5.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2025.
Proposal 1. Each of the nominees listed below was elected as a director of the Company based on the following votes:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Christian A. Garcia	127,823,272	107,230	63,283	8,062,995
Thomas J. Hansen	119,249,253	6,897,433	1,847,099	8,062,995
Brian C. Healy	123,207,206	4,725,301	61,278	8,062,995
Christine Ortiz	123,487,343	4,450,048	56,394	8,062,995
Jeffery S. Sharritts	121,948,916	5,986,032	58,837	8,062,995
Bentina Chisolm Terry	127,724,776	202,567	66,442	8,062,995
Stephen C. Van Arsdell	124,387,741	3,541,784	64,260	8,062,995
Leland G. Weaver	127,803,789	101,461	88,535	8,062,995
Marietta Edmunds Zakas	124,418,345	3,493,477	81,963	8,062,995
Proposal 2. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers received the following votes:

Votes for approval	118,975,437
Votes against approval	8,713,291
Abstentions	305,057
Broker Non-Votes	8,062,995
Proposal 3. The proposal to approve the amendment and restatement of the Company’s 2006 Employee Stock Purchase Plan received the following votes:

Votes for approval	127,443,817
Votes against approval	237,296
Abstentions	312,672
Broker Non-Votes	8,062,995
Proposal 4. The proposal to approve the amendment and restatement of the Company’s 2006 Stock Incentive Plan received the following votes:

Votes for approval	123,888,271
Votes against approval	3,795,080
Abstentions	310,434
Broker Non-Votes	8,062,995

Proposal 5. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2025 received the following votes:

Votes for approval	132,511,635
Votes against approval	3,299,354
Abstentions	245,791

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Mueller Water Products, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 7, 2025	MUELLER WATER PRODUCTS, INC.

	By:	/s/ Chason A. Carroll
Chason A. Carroll
Senior Vice President, General Counsel and Corporate Secretary